LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED DECEMBER 24, 2014

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

The following information supplements and replaces any information to the contrary in the Prospectus that appears in the section titled “More on fund management”:

Western Asset Management Company (“Western Asset”) is responsible for the Event Risk Management strategy and manages the portion of the fund’s cash and short-term instruments allocated to it.

The following information supplements and replaces any information to the contrary in the Statement of Additional Information (the “SAI”) that appears in the section titled Investment Objectives and Principal Investment Strategies”:

Western Asset Management Company (“Western Asset”), the fund’s other subadviser, is responsible for the Event Risk Management strategy described below and manages the portion of the fund’s cash and short-term instruments allocated to it.

The following information supplements the disclosure in the SAI that appears in the section titled “Investment Practices and Risk Factors – Money Market Instruments”:

The fund may invest in money market funds managed by LMPFA or its affiliates and money market funds managed by unaffiliated advisers. Money market funds invest in high-quality, U.S. dollar-denominated short-term debt securities and must follow strict rules as to the credit quality, liquidity, diversification and maturity of their investments. The fund may lose money on its investment in money market funds. If the fund invests in money market funds it will indirectly bear its proportionate share of the management fees and other expenses that are charged by the money market fund in addition to the management fees and other expenses paid by the fund. If the fund invests in money market funds that are managed by LMPFA or its affiliates, it is possible that a conflict of interest among the fund and the affiliated funds could affect how the fund’s manager and its affiliates fulfill their fiduciary duty to the funds and the affiliated funds.

The following information supplements and replaces any information to the contrary in the SAI that appears in the section titled “Investment Management and Other Services: Subadvisory Arrangements”:

Western Asset is responsible for the Event Risk Management strategy and manages the portion of the fund’s cash and short-term instruments allocated to it.

The following information supplements and replaces any information to the contrary in the SAI that appears in the section titled “Portfolio Transactions”:

Western Asset is responsible for the Event Risk Management strategy and manages the portion of the fund’s cash and short-term instruments allocated to it.

SCHEDULE A

Fund	Date of Prospectuses and SAIs
LEGG MASON PARTNERS EQUITY TRUST
QS Legg Mason Dynamic Multi-Strategy Fund	June 1, 2014

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	May 1, 2014

Please retain this supplement for future reference.

QSIN108750

2